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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Key Energy Services, Inc.



      We consent to the use of our report incorporated herein by reference.



                                                        KPMG LLP


Midland, Texas
April 11, 2000